UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2008

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MEDICAL CONNECTIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Florida	333-72376	65-0902373
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2300 Glades Road, Suite 202E

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

(561) 353-1110

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Item 1.01 Entry into a Material Definitive Agreement

On January 23, 2008, the Company entered into an Asset Purchase and Sale Agreement (the “Agreement”) which provides in part for Medical Staffing Direct, Inc. (“MSD”) to sell and assign to the Company certain assets consisting of $150,000 in cash (less $25,000 which will be used by MSD to pay expenses related to this transaction) and $400,000 in accounts receivable (the “Assets”).

In consideration for the transfer of the Assets, the Company has agreed to issue to the holders of the MSD 8% subordinated secured convertible promissory notes (the “Noteholders”) a total of 1,310,344 Company units, each unit consisting of one share of common stock and two common stock purchase warrants with an exercise price of $0.75 per share. The Units shall be issued to the Noteholders in such denominations as directed by Seller.

The transaction is specifically contingent upon and subject to MSD securing the required consents from the Noteholders who will be required to execute a Note Termination and Release Agreement. If the required consents are not secured by March 31, 2008, the transaction may be terminated by the Company without further liability to either party.

Item 9.01 Financial Statements & Exhibits

(d) Exhibits.

Exhibit No.	Description

10.2	Asset Purchase and Sale Agreement executed between Medical Connections Holdings, Inc. and Medical Staffing Direct, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 28, 2008

Medical Connections Holdings, Inc.

By:	/s/ JOSEPH AZZATA
Joseph Azzata Chief Executive Officer

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